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Exhibit 10.3

AMENDMENT TO CREDIT AGREEMENT

        THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of October 4, 2007, by and among SIMON PROPERTY GROUP, L.P., a Delaware limited partnership (the "Borrower"), the LENDERS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent, DEUTSCHE BANK SECURITIES, INC., as Co-Documentation Agent, THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as Co-Documentation Agent, and SUMITOMO MITSUI BANKING CORPORATION, as Co-Documentation Agent, and UBS SECURITIES LLC, as Joint Syndication Agent, BANK OF AMERICA, N.A., as Joint Syndication Agent, and CITICORP NORTH AMERICA INC., as Joint Syndication Agent.

WITNESSETH:

        WHEREAS, the Borrower and the Lenders have entered into the Credit Agreement, dated as of December 15, 2005 (the "Credit Agreement"); and

        WHEREAS, the Borrower has exercised its option pursuant to Section 2.1(d) of the Credit Agreement; and

        WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.
Definitions.    All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.
Amendments to Definitions.
(a)
The definition of "Managing Agents" is hereby amended by adding after T.M. Life Insurance Company", the following: "and Norddeutsche Landesbank Girozentrale, New York Branch, Aareal Bank AG and Goldman Sachs Bank USA"

(b)
The definition of "Revolving Credit Commitment" is hereby deleted and the following substituted therefor:

  "Revolving Credit Commitment" means, with respect to any Lender, the obligation of such Lender to make Committed Loans and to participate in Letters of Credit pursuant to the terms and conditions of this Agreement, and which shall not exceed the sum of the principal amount set forth opposite such Lender's name under the heading "Revolving Credit Commitment" and "Alternative Currency Commitment" on Schedule 1.1 attached to the Amendment to Credit Agreement, dated as of October 4, 2007 or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance, and "Revolving Credit Commitments" means the aggregate principal amount of the Revolving Credit Commitments and Alternative Currency Commitments of all the Lenders, the maximum amount of which shall be $3,500,000,000, as reduced from time to time pursuant to Section 4.1.

3.
Other Amendments.    Section 2.1(d) and all references thereto are hereby deleted in their entirety.

4.
Effective Date.    This Amendment shall become effective upon receipt by the Administrative Agent of (i) counterparts hereof signed by the Borrower and each existing Lender that has elected to increase its Revolving Credit Commitment and each institution (which shall be an Eligible Assignee) that has elected to become a Lender, and (ii) payment by Borrower of the agreed upon fees for the account of the Lenders increasing their Revolving Credit Commitments and new institutions becoming Lenders (the date of such receipt being deemed the "Effective Date").

5.
Representations and Warranties.    Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby, are true and complete in all material respects.

6.
Entire Agreement.    This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

7.
Governing Law.    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

8.
Counterpart.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

9.
Headings Etc.    Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

10.
No Further Modifications.    Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

        IN WITTIESS WHEREOF, this Amendment has been duly executed as of the date first above written.

BORROWER:	SIMON PROPERTY GROUP, L.P., a Delaware limited partnership
	By:	SIMON PROPERTY GROUP, INC., as Managing General Partner
	By:	/s/ DAVID SIMON Chief Executive Officer

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.
	By:	/s/ MARC COSTANTINO
	Name:	Marc Costantino
	Title:	Executive Director

SYNDICATION AGENT AND LENDER:	UBS LOAN FINANCE, LLC
	By:	/s/ IRJA R. OTSA
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US
	By:	/s/ DAVID B. JULIE
	Name:	David B. Julie
	Title:	Associate Director Banking Products Services, US
Revolving Credit Commitment: $106,765,625
Alternative Currency Commitment: $43,234,375

SYNDICATION AGENT AND LENDER:	CITICORP NORTH AMERICA, INC.
	By:	/s/ RICARDO JAMES
	Name:	Ricardo James
	Title:	SCO 2 Real Estate Estate Industry Specialist
Revolving Credit Commitment: $106,765,625
Alternative Currency Commitment: $43,234,375

CO-DOCUMENTATION AGENT AND LENDER:	DEUTSCHE BANK AG, NEW YORK BRANCH
	By:	/s/ BRENDA CASEY
	Name:	Brenda Casey
	Title:	Director
	By:	/s/ J.T. JOHNSTON COE
	Name:	J.T. Johnston Coe
	Title:	Managing Director
Revolving Credit Commitment: $103,015,625
Alternative Currency Commitment: $41,984,375

CO-DOCUMENTATION AGENT AND LENDER:	THE BANK OF NOVA SCOTIA, NEW YORK AGENCY
	By:	/s/ ROBERT BOESE
	Name:	Robert Boese
	Title:	Managing Director
Revolving Credit Commitment: $95,515,625
Alternative Currency Commitment: $39,484,375

CO-DOCUMENTATION AGENT AND LENDER:	SUMITOMO MITSUI BANKING CORPORATION
	By:	/s/ WILLIAM M. GINN
	Name:	William M. Ginn
	Title:	General Manager
Revolving Credit Commitment: $99,265,625
Alternative Currency Commitment: $40,734,375

SENIOR EXECUTIVE MANAGING AGENT AND LENDER:	THE ROYAL BANK OF SCOTLAND PLC
	By:	/s/ BRETT THOMPSON
	Name:	Brett Thompson
	Title:	Vice President
Revolving Credit Commitment: $92,265,625
Alternative Currency Commitment: $37,734,375

SENIOR EXECUTIVE MANAGING AGENT AND LENDER:	CALYON NEW YORK BRANCH
	By:	/s/ WILLIAM J. ROGERS
	Name:	William J. Rogers
	Title:	Managing Director
	By:	/s/ PAUL T. RAGUSIN
	Name:	Paul T. Ragusin
	Title:	Director
Revolving Credit Commitment: $84,765,625
Alternative Currency Commitment: $35,234,375

SENIOR EXECUTIVE MANAGING AGENT AND LENDER:	CREDIT SUISSE, CAYMAN ISLANDS BRANCH
	By:	/s/ CASSANDRA DROOGAN
	Name:	Cassandra Droogan
	Title:	Vice President
	By:	/s/ SHAHEEN MALIK
	Name:	Shaheen Malik
	Title:	Associate
Revolving Credit Commitment: $88,515,625
Alternative Currency Commitment: $36,484,375

SENIOR EXECUTIVE MANAGING AGENT AND LENDER:	MERRILL LYNCH BANK USA
	By:	/s/ LOUIS ALDER
	Name:	Louis Alder
	Title:	Director
Revolving Credit Commitment: $88,515,625
Alternative Currency Commitment: $36,484,375

SENIOR EXECUTIVE MANAGING AGENT AND LENDER:	MORGAN STANLEY BANK
	By:	/s/ DANIEL TWENGE
	Name:	Daniel Twenge
	Title:	Authorized Signatory
Revolving Credit Commitment: $88,515,625
Alternative Currency Commitment: $36,484,375

SENIOR EXECUTIVE MANAGING AGENT AND LENDER:	PNC BANK, NATIONAL ASSOCIATION
	By:	/s/ TERRI A. WYDA
	Name:	Terri A. Wyda
	Title:	Vice President
Revolving Credit Commitment: $77,265,625
Alternative Currency Commitment: $32,734,375

SENIOR MANAGING AGENT AND LENDER:	NATIONAL CITY BANK
	By:	/s/ JOHN J. THULLEN
	Name:	John J. Thullen
	Title:	Senior Vice President
Revolving Credit Commitment: $75,000,000
Alternative Currency Commitment: $25,000,000

SENIOR MANAGING AGENT AND LENDER:	SUNTRUST BANK
	By:	/s/ NANCY B. RICHARDS
	Name:	Nancy B. Richards
	Title:	Senior Vice Prcsident
Revolving Credit Commitment: $60,000,000
Alternative Currency Commitment: $20,000,000

MANAGING AGENT AND LENDER:	KBC BANK N.V.
	By:	/s/ FRANCIS X. PAYNE
	Name:	Francis X. Payne
	Title:	Vice President
	By:	/s/ THOMAS R. LALLI
	Name:	Thomas R. Lalli
	Title:	First Vice President
Revolving Credit Commitment: $45,000,000
Alternative Currency Commitment: $15,000,000

MANAGING AGENT AND LENDER:	UNION BANK OF CALIFORNIA, N.A
	By:	/s/ DAVID B. MURPHY
	Name:	David B. Murphy
	Title:	SVP/Regional Mgr.
Revolving Credit Commitment: $45,000,000
Alternative Currency Commitment: $15,000,000

MANAGING AGENT AND LENDER:	LANDESBANK BADEN-WURTTEMBERG NEW YORK BRANCH
	By:	/s/ LEONARD J. CRANN
	Name:	Leonard J. Crann
	Title:	Head of Real Estate Finance Department
	By:	/s/ ROBERT DOWLING
	Name:	Robert Dowling
	Title:	Vice President Sr. Marketing Officer
Revolving Credit Commitment: $48,750,000
Alternative Currency Commitment: $16,250,000

MANAGING AGENT AND LENDER:	BANK OF TOKYO—MITSUBISHI UFJ, LTD.
	By:	/s/ JAMES T. TAYLOR
	Name:	James T. Taylor
	Title:	Vice President
Revolving Credit Commitment: $45,000,000
Alternative Currency Commitment: $15,000,000

MANAGING AGENT AND LENDER:	AAREAL BANK AG
	By:	/s/ MICHAEL GREVE
	Name:	Michael Greve
	Title:	Manager
	By:	/s/ K. PEETERMANS
	Name:	K. Peetermans
	Title:	Legal Counsel
Revolving Credit Commitment: $22,500,000
Alternative Currency Commitment: $7,500,000

MANAGING AGENT AND LENDER:	GOLDMAN SACHS BANK USA
	By:	/s/ WILLIAM YARBENET
	Name:	William Yarbenet
	Title:	Vice President
Revolving Credit Commitment: $22,500,000
Alternative Currency Commitment: $7,500,000

LENDER:	PEOPLE'S UNITED BANK
	By:	/s/ MAURICE FRY
	Name:	Maurice Fry
	Title:	Vice President
Revolving Credit Commitment: $25,000,000
Alternative Currency Commitment: $0

SCHEDULE 1.1

Lender	Revolving Credit Commitment	Alternative Currency Commitment
JPMorgan Chase Bank, N.A.	$89,765,625	$42,734,375
Bank of America, N.A.	$89,765,625	$42,734,375
Citicorp North America, Inc.	$106,765,625	$43,234,375
UBS Loan Finance LLC	$106,765,625	$43,234,375
Deutsche Bank AG, New York Branch	$103,015,625	$41,984,375
Sumitomo Mitsui Banking Corporation	$99,265,625	$40,734,375
The Bank of Nova Scotia, New York Agency	$95,515,625	$39,484,375
The Royal Bank of Scotland plc	$92,265,625	$37,734,375
Wachovia Bank, National Association	$92,265,625	$37,734,375
Credit Suisse, Cayman Islands Branch	$88,515,625	$36,484,375
Merrill Lynch Bank USA	$88,515,625	$36,484,375
Morgan Stanley Bank	$88,515,625	$36,484,375
U.S. Bank National Association	$88,515,625	$36,484,375
Calyon New York Branch	$84,765,625	$35,234,375
PNC Bank, National Association	$77,265,625	$32,734,375
Eurohypo AG, New York Branch	$66,015,625	$28,984,375
National City Bank of Indiana	$75,000,000	$25,000,000
Suntrust Bank	$60,000,000	$20,000,000
Bayerische Landesbank, New York Branch	$56,250,000	$18,750,000
ING Real Estate Finance (USA) LLC	$56,250,000	$18,750,000
LaSalle Bank National Association	$56,250,000	$18,750,000
Landesbank Baden-Wurttemberg New York Branch	$48,750,000	$16,250,000
Bank of Tokyo-.Mitsubishi UFJ, Ltd.	$45,000,000	$15,000,000
Fifth Third Bank	$45,000,000	$15,000,000
KBCBank N.V.	$45,000,000	$15,000,000
Union Bank of California, N.A.	$45,000,000	$15,000,000
Hypo Real Estate Capital Corporation	$37,500,000	$12,500,000
Mizuho Corporate Bank, Ltd.	$37,500,000	$12,500,000
Nomura Funding Facility Corporation Ltd.	$37,500,000	$12,500,000
Societe Generale	$37,500,000	$12,500,000
C.M. Life Insurance Company	$3,000,000	$0
Massachusetts Mutual Life Insurance Company	$47,000,000	$0
Emigrant Bank	$50,000,000	$0
Westdeutsche Immobilienbank	$50,000,000	$0
Norddeutsche Landesbank Girozentrale New York Branch	$30,000,000	$10,000,000
Aareal Bank AG	$22,500,000	$7,500,000
Goldman Sachs Bank USA	$22,500,000	$7,500,000
Banco Popular de Puerto Rico	$25,000,000	$0
Bank of China	$25,000,000	$0
Chang Hwa Commercial Bank, Ltd., New York Branch	$25,000,000	$0
Comerica Bank	$25,000,000	$0
Malayan Banking Berhad	$25,000,000	$0
People's United Bank	$25,000,000	$0
The Governor and Company of the Bank of Ireland	$25,000,000	$0
Mega International Commercial Bank, New York Branch	$15,000,000	$5,000,000
First Commercial Bank, Los Angeles Branch	$20,000,000	$0
The Norinchukin Bank, New York Branch	$15,000,000	$5,000,000
Bank of Taiwan, New York Agency	$15,000,000	$0
Chinatrust Commercial Bank, New York Branch	$10,000,000	$0
Hua Nan Commercial Bank Ltd., New York Agency	$10,000,000	$0

TOTAL	$2,625,000,000	$875,000,000

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  Exhibit 10.3